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PAR Technology Corporation

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2015 Proxy Statement Supplemental Information

This information is supplemental to the Proxy Statement filed and made available to shareholders on April 17, 2015 and provides information regarding the Board’s fifth nominee to serve on the Board of Directors of the Company, Ms. Cynthia A. Russo, in connection with Proposal 1, Election of Directors.

This supplemental information is furnished in connection with the solicitation of proxies by the Board of Directors of PAR Technology Corporation (the “Board”), a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held at 10:00 AM, local time, on Thursday, May 28, 2015, at Turning Stone Resort, Tower Meeting Rooms (Briar Room), 5218 Patrick Road, Verona, New York 13478 and at any postponement or adjournment thereof.  The approximate date on which this supplemental information and the enclosed form of proxy  are first being sent or given to shareholders is May 13, 2015.

Purpose of Meeting

At the meeting, the shareholders will be asked to consider and vote on the following matters:

1.	To elect five (5) Directors of the Company for a term of office to expire at the 2016 Annual Meeting of Shareholders;

2.	To approve the PAR Technology Corporation 2015 Equity Incentive Plan;

3.	To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Annual Meeting.

Supplemental Information to Proposal 1:  Election of Directors

Ms. Cynthia A. Russo has been recommended for election by the Board upon the recommendation of the Nominating/Corporate Governance Committee to fill the position to be vacated by Director Barsanti.  Ms. Russo was recommended to the Nominating/Corporate Governance Committee by Director Tyler.  There are no family relationships between Ms. Russo and any of the Company’s executive officers.

The Board has no reason to believe Ms. Russo will be unable or unwilling to serve if elected.  In the event that Ms. Russo shall become unable or unwilling to accept nomination or election as a director, it is intended that such shares will be voted, by the persons named in the Form of Proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of directors pursuant to the By-Laws of the Company.

The Board of Directors unanimously recommends a vote FOR the proposal to elect Messrs. Casciano, Eurek, Tyler, Ms. Russo and Dr. Sammon.  Unless a contrary direction is indicated, shares represented by valid proxies and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.

SUPPLEMENTAL INFORMATION REGARDING DIRECTOR NOMINEES

Below is a summary of the background, business experience and description of the principal occupation of Ms. Russo.

Cynthia A. Russo, age 45.  From April 2010 until December 2014, Ms. Russo served as the Executive Vice President and Chief Financial Officer of MICROS Systems, Inc., a provider of integrated software, hardware and services solutions to the hospitality and retail industries.  On September 8, 2014, MICROS became an indirect, wholly-owned subsidiary of Oracle Corporation.  Ms. Russo joined MICROS in 1996 and, prior to her promotion in 2010, served in various capacities before becoming Senior Vice President and Corporate Controller in 2007.  Ms. Russo is a graduate of James Madison University with a degree in Business Administration.  A Certified Public Accountant and Certified Internal Auditor, Ms. Russo qualifies as a financial expert within the meaning of the rules of the Securities and Exchange Commission.  Ms. Russo brings diversity to the Board as well as her financial acumen, risk management and organizational management proficiencies.

VOTING

Enclosed you will find a Form of Proxy which has been updated to include the nomination of Ms. Russo.  With respect to the election of the Directors, a shareholder may: (i) vote “FOR” the nominees; or (ii) “WITHHOLD AUTHORITY” to vote for any or all such nominees.  The election of the Directors requires a plurality of the votes cast.  Accordingly, withholding authority to vote for any Director nominee will not prevent the nominee from being elected.

Shareholders may vote in person or by proxy.  Shareholders of record can vote by telephone, via the Internet or at the Meeting.  If you are a beneficial shareholder, please refer to your proxy card or the information forwarded to you by your bank, broker or other holder of record to identify which voting options are available to you.  Given the timing of the Annual Meeting, you are encouraged to take advantage of voting via the Internet or telephone.  If you take advantage of telephone or Internet voting, you do not need to return your proxy card.  Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM Eastern Time on May 28, 2015.

IF HAVE PREVIOUSLY VOTED, YOU ARE ENCOURAGED TO VOTE AGAIN USING THE ENCLOSED FORM OF PROXY OR VIA THE INTERNET OR TELEPHONE.

The proxy solicited hereby may be revoked at any time prior to its exercise by: (i) executing and returning a proxy bearing a later date; (ii) voting on a later date via telephone or Internet; (iii) voting at the Meeting or (iv) giving written notice of revocation to the Secretary of the Company.  The address of the Secretary is:  PAR Technology Corporation, Attn: Corporation Secretary, 8383 Seneca Turnpike, New Hartford, NY 13413.

The Proxy Statement, Supplemental Proxy Materials, Proxy Card and the 2014 Annual Report on Form 10-K are available at: www.partech.com/investors/proxy

Shareholders of record can access Internet voting at: www.investorvote.com/PAR

Shareholders of record can access toll free Telephone voting at: 1-800-652-VOTE (8683)

IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 3:00 a.m., Eastern Time, on May 28, 2015. Vote by Internet• Go to www.investorvote.com/PAR • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. 1. Nominees for a term of office to expire at the 2016 Annual Meeting of Shareholders: For Withhold For Withhold For Withhold 01 - Ronald J. Casciano 02 - Paul D. Eurek 03 - Dr. John W. Sammon 04 - Todd E. Tyler 05 - Cynthia A. Russo 2. To approve the PAR Technology Corporation 2015 Equity Incentive Plan For Against Abstain 3. To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers. For Against Abstain B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below Annual Report Mark here if you no longer wish to receive paper annual meeting materials and instead view them online Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, all should sign the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2015. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.partech.com/investors/proxy IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION ANNUAL MEETING OF SHAREHOLDERS — MAY 28, 2015 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints RONALD J. CASCIANO and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders to be held on Thursday, May 28, 2015 at 10:00 AM, Local Time, at Turning Stone Resort, Tower Meeting Rooms (Briar Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment thereof, for the matters set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters which may properly come before the meeting. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3. 1. Nominees for a term of office to expire at the 2016 Annual Meeting of Shareholders: For Withhold For Withhold For Withhold 01 - Ronald J. Casciano 02 - Paul D. Eurek 03 - Dr. John W. Sammon 04 - Todd E. Tyler 05 - Cynthia A. Russo 2. To approve the PAR Technology Corporation 2015 Equity Incentive Plan. For Against Abstain 3. To obtain a non-binding advisory vote regarding the compensation of the Company’s Named Executive Officers. For Against Abstain B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, all should sign the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 28, 2015. THE PROXY MATERIALS ARE AVAILABLE ON-LINE AT: www.partech.com/investors/proxy PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — PAR TECHNOLOGY CORPORATION ANNUAL MEETING OF SHAREHOLDERS — MAY 28, 2015 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints RONALD J. CASCIANO and JOHN W. SAMMON or any one of them, jointly or severally, as proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2015 Annual Meeting of Shareholders to be held on Thursday, May 28, 2015 at 10:00 AM, Local Time, at Turning Stone Resort, Tower Meeting Rooms (Briar Room), 5218 Patrick Road, Verona, New York 13478 and at any adjournment thereof, for the matters set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters which may properly come before the meeting. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.